Income Taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes

15. Income Taxes

As a result of the net losses, we have incurred in each fiscal year since inception, we have recorded no provision for federal income taxes for the years ended December 31, 2023 and December 31, 2022. Income tax expense incurred in 2023 and 2022 relates to state income taxes. At December 31, 2023 and December 31, 2022, the Company had no unrecognized tax benefits.

A reconciliation of the expected income tax (benefit) computed using the federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	Year ended December 31,
	2023	2022

Income tax computed at federal statutory tax rate	21.00%	21.00%
State taxes	5.21%	(5.85)%
Permanent differences – non-deductible expenses	(0.48)%	(37.93)%
Change in fair value of contingent consideration	(0.10)%	133.62%
Change in fair value of warrant liabilities	3.27%	576.27%
Gain on legal settlement	2.61%	-
True-ups	(0.08)%	(7.42)%
Federal R&D Credits	0.04%	-
Change in valuation allowance	(31.61)%	(685.54)%
Effective income tax rate	(0.14)%	(5.85)%

The principal components of the Company’s deferred tax assets and liabilities consist of the following at December 31, 2023 and 2022:

(in thousands)	December 31, 2023	December 31, 2022
Deferred tax assets (liabilities):
Net operating loss carryforwards	$36,964	$30,450
Credit Carryforward	8	-
Intangible assets	4,270	4,824
Acquisition contract liabilities	-	(96)
Property and equipment	129	123
Accrued expenses and reserves	393	890
Stock based compensation	711	449
Lease liability	391	361
Other	40	-
ROU asset	(422)	(369)
Investment revaluation	43	(469)
Total deferred tax assets	42,527	36,163
Less valuation allowance	(42,527)	(36,163)
Net deferred taxes	$-	$-

The Company has had no federal income tax expense due to operating losses incurred since inception. The Company has evaluated the positive and negative evidence bearing upon the realizability of its deferred tax assets. Based on this, the Company has provided a valuation allowance for the full amount of the net deferred tax assets as the realization of the deferred tax assets is not determined to be more likely than not. During 2023, the valuation allowance increased by $6.4 million, primarily due to the increase in the Company’s net operating loss carryforwards during the period.

As of December 31, 2023, the Company had approximately $148.6 million and $111.5 million of Federal and state net operating loss carryforwards, respectively. $139.0 million of the federal NOLs are not subject to expiration and the remaining NOLs begin to expire in 2036. These loss carryforwards are available to reduce future federal taxable income, if any. These loss carryforwards are subject to review and possible adjustment by the appropriate taxing authorities. The amount of loss carryforwards that may be utilized in any future period may be limited based upon changes in the ownership of the Company’s shareholders.

The Company follows the provisions of ASC 740-10, “Accounting for Uncertainty in Income Taxes,” which specifies how tax benefits for uncertain tax positions are to be recognized, measured, and recorded in financial statements; requires certain disclosures of uncertain tax matters; specifies how reserves for uncertain tax positions should be classified on the balance sheet; and provides transition and interim period guidance, among other provisions. As of December 31, 2023, the Company has not recorded any amounts for uncertain tax positions. The Company’s policy is to recognize interest and penalties accrued on any uncertain tax positions as a component of income tax expense, if any, in its statements of operations. As of December 31, 2023 the Company had no reserves for uncertain tax positions. For the year ended December 31, 2023 no estimated interest or penalties were recognized on uncertain tax positions.

The Company’s tax returns for 2019 through 2023 remain open and subject to examination by the Internal Revenue Service and state taxing authorities. Under the provisions of the Internal Revenue Code, the net operating loss and tax credit carryforwards are subject to review and possible adjustment by the Internal Revenue Service and state tax authorities. Net operating loss and tax credit carryforwards may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant shareholders over a three-year period in excess of 50 percentage points, as defined under Sections 382 and 383 of the Internal Revenue Code, respectively, as well as similar state provisions. This could limit the amount of tax attributes that can be utilized annually to offset future tax liabilities. The amount of the annual limitation is determined based on the value of the Company immediately prior to an ownership change. Subsequent ownership changes may further affect the limitation in future years. The Company has completed numerous financings since its inception, which may have resulted in a change in control as defined by Sections 382 and 383 of the Internal Revenue Code. As of December 31, 2023, we have not completed a formal Internal Revenue Code Section 382 analysis of our equity changes.